SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    September 23, 2002
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                                MSU DEVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



      33-28622-A                                           22-2748288
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(Commission File Number)                                 (IRS Employer
                                                         Identification No.)



2901 North Central Parkway, Suite 460, Plano, Texas                     75093
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (972) 473-7543
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.       Other Events.

     The Company is filing herewith its press release dated September 23, 2002 as Exhibit 99.1 hereto issued in connection with Rule 135c under the Securities Act of 1933, as amended.

Item 7.       Financial Statements and Exhibits.

                  (c)      Exhibits.
                           --------

                             99.1  Press Release dated September  23, 2002.


                                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                MSU DEVICES INC.


Dated:  September 23, 2002                      By:      /s/
                                                   -----------------------------
                                                   Jean Belanger
                                                   Chairman




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                                  Exhibit Index


Exhibit Number                 Description of Exhibit

99.1                           Press Release dated September 23, 2002.






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